SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant                     /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/   /   Preliminary Proxy Statement
/   /   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
/ X /   Definitive Proxy Statement
/   /   Definitive Additional Materials
/   /   Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                              The Spain Fund, Inc.
  -----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


  -----------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ X /           No fee required
/   /           Fee computed on table below per Exchange Act Rule
                14a6(i)(1) and 0-11.

               (1)  Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
                (2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
                (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
                (4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
                (5) Total fee paid:
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/   /           Fee paid previously with preliminary materials.
/   /           Check box if any part of the fee is offset as provided by
                Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                       (1) Amount Previously Paid:

                       (2) Form, Schedule or Registration Statement No.:

                       (3) Filing Party:

                       (4) Date Filed:

                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments


                             THE SPAIN FUND, INC.

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 28, 2006

To the Stockholders of The Spain Fund, Inc.:

   Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Spain Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on Wednesday, June 28, 2006 at 11:00 a.m. Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement dated June 5, 2006:

    1. To elect three Directors of the Fund for specified terms, each such Director to hold office until his successor is duly elected and qualifies; and

    2. To transact such other business as may properly come before the Meeting.

   The Board of Directors has fixed the close of business on May 12, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                By Order of the Board of Directors,

                                Emilie D. Wrapp
                                Secretary
New York, New York
June 5, 2006

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------

   AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                                PROXY STATEMENT

                             THE SPAIN FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                               -----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                                 June 28, 2006

                               -----------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Spain Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on Wednesday, June 28, 2006 at 11:00 a.m. Eastern Time. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about June 5, 2006.

   The Board of Directors has fixed the close of business on May 12, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. The outstanding voting shares of the Fund as of May 12, 2006 consisted of 8,748,520 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board of Directors will be voted for the election of three Directors (Proposal One). Any stockholder may revoke that stockholder's proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing and delivering to the Secretary another proxy of a later date or by voting in person at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). The shares represented by abstentions will be considered present for purposes of determining the existence of a quorum for the transaction of business. However, with respect to Proposal One, which is a matter to be determined by an affirmative vote of the holders of a majority of the outstanding shares of common stock of the Fund, an abstention will have the effect of a vote against the proposal. If any proposal, other than Proposal

                                      1

One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies.

   A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of the Fund. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the positions recommended by the Board of Directors on the proposal described in the Proxy Statement are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on any proposal as to which the Meeting is proposed to be adjourned will be voted against adjournment of the Meeting.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

   At the Meeting, three Directors are nominated for elections, two to serve for terms of three years, and one for one year, and until his successor is duly elected and qualifies. The affirmative vote of a majority of the votes cast by the stockholders is required to elect a Director. It is the intention of the persons named in the enclosed proxy card to nominate and vote in favor of election of the nominees.

   Pursuant to the Charter and Amended and Restated Bylaws of the Fund (the "Bylaws"), the Board of Directors has been divided into three classes. The terms of Class Two Directors will expire as of the Meeting, the terms of Class Three Directors will expire as of the annual meeting of stockholders for 2007, and the terms of Class One Directors will expire as of the annual meeting of stockholders for 2008. Upon expiration of the terms of the Directors of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify.

   Under this classified Board structure, only those Directors in a single class are required to be elected at the annual meeting of stockholders. It would require two years of annual meeting elections to change a majority of the Board of Directors, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if they are not then standing for re-election. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors of the Fund and, thus, has the effect of maintaining the continuity of management.

                                      2

   The Board of Directors at a meeting held on May 11, 2006, elected Mr. Luis Abril Perez to fill a vacancy created by the death of Mr. Juan Manuel Sainz de Vicuna. Under the Bylaws of the Fund, Mr. Perez must stand for election at the Meeting, which is the first meeting of stockholders after his election as Director by the Board of Directors. The Board of Directors has nominated Mr. Luis Abril Perez for election as a Director in Class Three. The Board of Directors has nominated each of Messrs. William H. Foulk, Jr. and Antonio Eraso for re-election as a Director in Class Two. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of the nominees for the Board of Directors will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominee as the Board of Directors may recommend.

   A provision of the Fund's Bylaws (the "Qualification Bylaw") requires, among other things, that to be eligible for nomination as a Director, an individual must have either (i) a substantial Spanish connection of a type specified, or
(ii) be, or previously have been, connected in a specified manner with the investment adviser (or any of its affiliates). The Governance and Nominating Committee of the Board of Directors determines whether an individual so qualifies and has determined that each of the nominees named above satisfies the Bylaw requirements.

   Although the Fund is a Maryland corporation, certain of the Fund's Directors and officers are residents of Spain or the United Kingdom, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service upon such Directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Spain and the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and each of Spain and the United Kingdom would subject Directors and officers residing in those countries to effective enforcement of the criminal penalties of the federal securities laws.

                                      3

   Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below.

                     Year                                          Number of
                     Term                                         Portfolios      Other
                     as a                                           in Fund   Directorships
                   Director           Principal Occupation(s),      Complex      Held by
Name, Address and    Will   Years of   Including Directorships     Overseen    Director or
  Date of Birth     Expire  Service*  Held, During Past 5 Years   by Director    Nominee
-----------------  -------- -------- ---------------------------- ----------- -------------
INTERESTED
DIRECTORS
Daniel de Fernando  Class   2 years  Head of Asset Management          1          None
Garcia, **          One     8 months and Private Banking BBVA
BBVA,               (2008)           since October 2002. Prior to
Padilla, 17,                         2001 he was associated with
28006 Madrid,                        J.P. Morgan for 14 years in
Spain                                the following capacities:
7/27/65                              Managing Director and
                                     Head of JP Morgan Private
                                     Banking Asset Management
                                     (Europe, Africa, The Orient
                                     and Asia) Head of
                                     JP Morgan Private Banking
                                     Wealth Management
                                     (Europe, Africa and The
                                     Orient); JPMorgan Co-Head
                                     of Asset Management
                                     Services Iberia, Head of
                                     Investments and Chairman
                                     & CEO of Morgan Gestion,
                                     S.A. (JPM Madrid);
                                     Member of AMS European
                                     Mgmt. Group, Member of
                                     PCG Europe Management
                                     Team, Member of JPM
                                     Madrid Management
                                     Committee, Equity
                                     Portfolio Manager in the
                                     International Investment
                                     Group (JPMIM London),
                                     Fixed Income Portfolio
                                     Manager, Equity Portfolio
                                     Manager and Director of
                                     Morgan Gestion, S.A.
                                     (Mutual Fund Management
                                     Company).

--------
* "Years of Service" refers to the total number of months and years served as a Director.

** "Interested person," as defined in Section 2(a)(19) of the Investment
   Company Act of 1940, as amended (the "Act"), of the Fund because of an affiliation with Banco Bibao-Vizcaya, S.A. (Madrid) ("BBVA"), which executes portfolio transactions for the Fund from time to time.

                                      4

                         Year                                         Number of
                         Term                                        Portfolios      Other
                         as a                                          in Fund   Directorships
                       Director           Principal Occupation(s),     Complex      Held by
  Name, Address and      Will   Years of   Including Directorships    Overseen    Director or
    Date of Birth       Expire  Service*  Held, During Past 5 Years  by Director    Nominee
  -----------------    -------- -------- --------------------------- ----------- -------------
Ignacio Gomez-Acebo*** Class    11 years He is Senior Partner of          1      Clarke, Modet
Gomez-Acebo & Pombo    One               Gomez-Acebo & Pombo                     & Co. and
Paseo de la Castellana (2008)            (law firm); Chairman of the             NOKIA Spain
216, 12th Fl.,                           Board of Clarke, Modet &
28046 Madrid,                            Co. and NOKIA Spain.
Spain
3/17/32

DISINTERESTED
DIRECTORS
Chairman of the Board
William H. Foulk,      Class    2 years  He is an investment adviser     108     None
Jr., +, ++             Two      4 months and an independent
2 Sound View Drive,    (2009#)           consultant. He was
Suite 100,                               formerly Senior Manager of
Greenwich,                               Barrett Associates, Inc., a
Connecticut 06830                        registered investment
9/7/32                                   adviser, with which he had
                                         been associated since prior
                                         to 2001. He was formerly
                                         Deputy Comptroller and
                                         Chief Investment Officer of
                                         the State of New York and,
                                         prior thereto, Chief
                                         Investment Officer of the
                                         New York Bank for
                                         Savings.

--------
* "Years of Service" refers to the total number of months and years served as a Director.

***"Interested person" of the Fund because of an affiliation with a law firm that acts as legal counsel to the Fund's investment adviser, AllianceBernstein L.P. (the "Adviser"), from time to time.

+ Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee of the Fund.

++ Member of the Fair Value Pricing Committee of the Fund.

#  If elected at the Meeting.

                                      5

                    Year                                          Number of
                    Term                                         Portfolios      Other
                    as a                                           in Fund   Directorships
                  Director           Principal Occupation(s),      Complex      Held by
Name, Address and   Will   Years of   Including Directorships     Overseen    Director or
  Date of Birth    Expire  Service*  Held, During Past 5 Years   by Director    Nominee
----------------- -------- -------- ---------------------------- ----------- -------------
Antonio Eraso, +  Class    4 years  He is Non-executive               1      Mapfre,
Latinver, S.A.,   Two               Director of Mapfre, Heron,               Heron and
Paseo de la       (2009#)           Santander Central Hispano                Banco
Castellana,                         Activos Inmobiliarios,                   Santander
28046 Madrid,                       Advisor CEO Iberdrola.                   Central
Spain                               President of Heron Espana;               Hispano
4/22/41                             Advisor of CB Richard                    Activos
                                    Ellis (Spain & Portugal);                Inmobiliaros
                                    Advisor of Bansa Leasing;
                                    Advisor of Transolver
                                    (finance); Advisor of Grupo
                                    Tecnobit S.A. (defense);
                                    Advisor of Equifax Iberica;
                                    President's Assessor of
                                    Iberdrola; President's
                                    Assessor of Grupo Berge;
                                    Assessor of Tishman &
                                    Speyer Espana S.A.;
                                    Board's Assessor of Young
                                    & Rubican Espana; Board's
                                    Assessor of Gleeds Iberica
                                    (project management);
                                    Member of the National
                                    Assembly and Permanent
                                    Commission of ASNEF
                                    (National Association of
                                    Financial Entities); Spanish
                                    Representative of EURO-
                                    FINAS (European
                                    Association of Finance);
                                    formerly Advisor of
                                    Sedgwick Group Espana.

--------
* "Years of Service" refers to the total number of months and years served as a Director.

+ Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee of the Fund.

#  If elected at the Meeting.

                                      6

                        Year                                          Number of
                        Term                                         Portfolios      Other
                        as a                                           in Fund   Directorships
                      Director           Principal Occupation(s),      Complex      Held by
  Name, Address and     Will   Years of   Including Directorships     Overseen    Director or
    Date of Birth      Expire  Service*  Held, During Past 5 Years   by Director    Nominee
  -----------------   -------- -------- ---------------------------- ----------- -------------
Inmaculada de          Class   18 years She is President and Chief        1      The Queen
Habsburgo-Lorena, +    Three            Executive Officer of The                 Sofia Spanish
Spanish Institute,     (2007)           Queen Sofia Spanish                      Institute,
684 Park Avenue,                        Institute; Trustee of Samuel             Samuel H.
New York, NY 10021                      H. Kress Foundation;                     Kress
7/3/45                                  Founder and Trustee of the               Foundation,
                                        King Juan Carlos                         and King
                                        International Center of New              Juan Carlos
                                        York University                          International
                                        Foundation; and member of                Center of
                                        the Board of World                       New York
                                        Monuments Fund Espana.                   University
                                                                                 Foundation

Francisco Gomez        Class   17 years He is Chief Executive             1      None
Roldan, +              Three            Officer of Abbey National
Abbey National Plc.,   (2007)           Plc. He was formerly Chief
Abbey National House,                   Financial Officer of Banco
2 Triton Square,                        Santander Central Hispano
Regent's Place,                         since 2002. Prior thereto he
London NW1 3AN                          was Chief Executive
7/16/53                                 Officer of Banesto S.A.;
                                        Chief Executive Officer of
                                        Argenteria, Caja Postal y
                                        Banco Hipotecario; Deputy
                                        General Manager of Banco
                                        Bilbao-Vizcaya, S.A.,
                                        General Manager of BBV
                                        Interactivos, S.A.; and
                                        General Manager of Banca
                                        Catalana, S.A.

--------
* "Years of Service" refers to the total number of months and years served as a Director.

+ Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee of the Fund.

                                      7

                    Year                                          Number of
                    Term                                         Portfolios      Other
                    as a                                           in Fund   Directorships
                  Director           Principal Occupation(s),      Complex      Held by
Name, Address and   Will   Years of   Including Directorships     Overseen    Director or
  Date of Birth    Expire  Service*  Held, During Past 5 Years   by Director    Nominee
----------------- -------- -------- ---------------------------- ----------- -------------
Luis Abril Perez  Class    1 month  He is General Manager for         1      Sogecable,
Telefonica S.A.,  Three             Corporate Communications                 S.A. and
Gran Via, 28,     (2007#)           and has held other positions             Endemol
28013 Madrid,                       with Telefonica S.A., since              Investment
Spain                               2001. He was formerly                    Holding BV
3/25/48                             General Manager for
                                    Communications and
                                    Research of Banco
                                    Santander Central Hispano.

Jose Ignacio      Class    1 year 4 Chairman and C.E.O. of            1      Colebega,
Comenge, +        One      months   Rexam Iberica, Vice                      Refrige--
Paseo de la       (2008)            Chairman of Casbega and                  Coca-Cola
Castellana, 15,                     Director of Colebega,                    Bottling
28046 Madrid,                       Refrige--Coca-Cola                       Companies,
Spain                               Bottling Companies, Ebro-                Ebro-Puleva,
8/9/51                              Puleva (large food                       Barbosa &
                                    company) and Barbosa &                   Almeida and
                                    Almeida. President and                   Several Sicav
                                    Board Member of Several
                                    Sicav. Prior thereto, he was
                                    Vice Chairman of Mutual
                                    Madrilena Automovista
                                    (car insurance company),
                                    Stock Analyst, Deputy
                                    Director International
                                    Division, Deputy Head
                                    Madrid office, Deputy
                                    Director London Branch
                                    and New York Branch,
                                    Director Corporat--Banco
                                    Hispano Americano.

--------
* "Years of Service" refers to the total number of months and years served as a Director.

+ Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee of the Fund.

#  If elected at the Meeting.

                                      8

   The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex is set forth below.

                                                                        Aggregate Dollar
                                                                         Range of Equity
                                                                        Securities in the
                                                                          Funds in the
                                                                        AllianceBernstein
                          Dollar Range of Equity Securities of the Fund   Fund Complex
                                        as of May 6, 2006               as of May 6, 2006
                          --------------------------------------------- -----------------
Antonio Eraso                              $1-$10,000                      $1- $10,000

William H. Foulk, Jr.                    $10,001-$50,000                  Over $100,000

Daniel de Fernando Garcia                     None                            None

Ignacio Gomez-Acebo                        $1-$10,000                      $1- $10,000

Francisco Gomez Roldan                        None                            None

Inmaculada de Habsburgo-                 $10,001-$50,000                 $10,001-$50,000
Lorena

Luis Abril Perez                              None                            None

Jose Ignacio Comenge                       $1-$10,000                      $1-$10,000

   As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the Fund's common stock. During the Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of securities of the Adviser or of any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

   During the fiscal year ended November 30, 2005, the Board of Directors met five times. The Fund does not have a policy that requires a Director to attend the Fund's annual meeting of stockholders. Mr. William H. Foulk, Jr. attended the Fund's prior year's annual meeting of stockholders.

   The Fund's Board of Directors has four standing committees, the Audit Committee, the Independent Directors Committee, the Governance and Nominating Committee, and the Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The members of the Audit Committee are "independent" as required by the applicable listing standards of the New York Stock Exchange. During the Fund's fiscal year ended in 2005, the Audit Committee met twice.

   The Fund's Board of Directors has adopted a charter for its Governance and Nominating Committee, a copy of which may be found on the Adviser's website, http://www.alliancebernstein.com (click on US Investors & Financial Advisors/Investment Solutions/Mutual Funds/Closed-End). Pursuant to the charter of the

                                      9

Governance and Nominating Committee, the Governance and Nominating Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates and selects and nominates candidates for the Board. It also may set standards or qualifications for Directors. The Governance and Nominating Committee may consider candidates as Directors submitted by current Directors, the Fund's investment adviser, Fund stockholders and other appropriate sources.

   The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 calendar days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

   The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's satisfaction of the Qualification Bylaw, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. During the Fund's fiscal year ended in 2005, the Governance and Nominating Committee met twice.

   The function of the Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Investment Management and Administration Agreement and Shareholder Inquiry Agency Agreement. During the Fund's fiscal year ended in 2005, the Independent Directors Committee met once.

   The function of the Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's net asset value by more than $0.01 per share. During the Fund's fiscal year ended in 2005, the Fair Value Pricing Committee did not meet.

   The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director of the Fund, a

                                      10

stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

   The Fund does not pay any fees to, or reimburse expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. The aggregate compensation paid by the Fund to the Directors during the Fund's fiscal year ended 2005, the aggregate compensation paid to the Directors during calendar year 2005 by all of the investment companies in the AllianceBernstein Fund Complex and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number or investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Fund nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                  Number of
                                                                Number of        Investment
                                                               Investment        Portfolios
                                                            Companies in the     within the
                                                            AllianceBernstein AllianceBernstein
                                            Compensation      Fund Complex,     Fund Complex,
                                              from the        including the     including the
                                          AllianceBernstein    Fund, as to       Fund, as to
                           Compensation     Fund Complex,       which the         which the
                             from the       including the     Director is a     Director is a
                            Fund during     Fund, during       Director or       Director or
Name of Director          its Fiscal Year       2005             Trustee           Trustee
----------------          --------------- ----------------- ----------------- -----------------
Antonio Eraso                 $14,500         $ 14,000              1                  1

Daniel de Fernando Garcia     $     0         $      0              1                  1

William H. Foulk, Jr.         $18,027         $487,625             42                108

Ignacio Gomez-Acebo           $     0         $      0              1                  1

Francisco Gomez Roldan        $10,000         $ 11,500              1                  1

Inmaculada de Habsburgo-      $14,500         $ 14,000              1                  1
Lorena

Luis Abril Perez              $     0         $      0              1                  1

Jose Ignacio Comenge          $14,000         $ 14,000              1                  1

   The Board unanimously recommends that the stockholders vote FOR each of the nominees to serve as a Director of the Fund. Approval of Proposal 1 requires the affirmative vote of a majority of the votes cast.

                                      11

Other Information

Officers of the Fund

   Certain information concerning the Fund's officers is set forth below. The Fund's officers are elected annually by the Board of Directors until his or her successor is duly elected and qualifies.

                                       Position(s) (Month and Year    Principal Occupation During
Name, Address and Date of Birth        First Elected)                 Past 5 Years
-------------------------------        ------------------------------ --------------------------------
Marc O. Mayer,*                        President                      Executive Vice President of the
10/2/1957                              (1/04)                         Adviser** since 2001 and
                                                                      Executive Managing Director of
                                                                      AllianceBernstein Investments,
                                                                      Inc. ("ABI")** since 2003;
                                                                      prior thereto, he was head of
                                                                      AllianceBernstein Institutional
                                                                      Investments,** a unit of the
                                                                      Adviser, from 2001-2003. Prior
                                                                      thereto, Chief Executive Officer
                                                                      of Sanford C. Bernstein & Co.,
                                                                      LLC (institutional research and
                                                                      brokerage arm of Bernstein &
                                                                      Co. LLC),** and its predecessor
                                                                      since prior to 2001.

Edward D. Baker III,***                Senior Vice President (5/03)   Senior Vice President and Chief
2/4/1951                                                              Investment Officer - Emerging
                                                                      Markets of the Adviser,** with
                                                                      which he has been associated
                                                                      since prior to 2001.

Philip L. Kirstein,*                   Senior Vice President and      Senior Vice President and
5/29/1945                              Independent Compliance Officer Independent Compliance
                                       (10/04)                        Officer of the AllianceBernstein
                                                                      Mutual Funds, with which he
                                                                      has been associated since
                                                                      October 2004. Prior thereto, he
                                                                      was Of Counsel to Kirkpatrick
                                                                      & Lockhart, LLP from October
                                                                      2003 to October 2004, and
                                                                      General Counsel of Merrill
                                                                      Lynch Investment Managers,
                                                                      L.P. since prior to 2001 until
                                                                      March 2003.

Siobhan McManus,***                    Vice President                 Senior Vice President of the
4/20/1962                              (11/05)                        Adviser,** with which she has
                                                                      been associated since prior to
                                                                      2001.

                                      12

                                       Position(s) (Month and Year   Principal Occupation During
Name, Address and Date of Birth        First Elected)                Past 5 Years
-------------------------------        ----------------------------- --------------------------------
Cristina Fernandez-Alepuz,***          Vice President                Vice President of Alliance
11/1/1969                              (10/97)                       Capital Limited ("Limited").
                                                                     She is a European Companies
                                                                     Analyst responsible for
                                                                     analyzing the Spanish market
                                                                     and Latin American banks.
                                                                     Prior thereto, she was a
                                                                     securities analyst at Gerstemar
                                                                     Securities and Ibersecurities in
                                                                     Spain since prior to 2001.

Mark D. Gersten, #                     Treasurer and Chief Financial Senior Vice President of
10/4/1950                              Officer (6/88)                AllianceBernstein Investor
                                                                     Services, Inc. ("ABIS"),** and
                                                                     a Vice President of ABI,** with
                                                                     which he has been associated
                                                                     since prior to 2001.

Vincent S. Noto, #                     Controller                    A Vice President of ABIS,**
12/14/1964                             (2/96)                        with which he has been
                                                                     associated since prior to 2001.

Emilie D. Wrapp,*                      Secretary                     Senior Vice President, Assistant
11/13/1955                             (11/05)                       General Counsel and Assistant
                                                                     Secretary of ABI,** with which
                                                                     she has been associated since
                                                                     prior to 2001.

--------
*  1345 Avenue of the Americas, New York, NY 10105.
** An affiliate of the Fund.
***AllianceBernstein International, 53 Stratton Street, London, W1X 6JJ.
# AllianceBernstein Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

Audit Committee Report

   The following Audit Committee Report was adopted by the Audit Committee of the Fund.

   The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website http://www.alliancebernstein.com (click on US Investors & Financial Advisors/Investment Solutions/Mutual Funds/Closed-End). The purposes of the Audit Committee are to (1) assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's independence, qualifications and performance; and (iv) the Fund's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) to prepare this report. As set forth in the Audit Committee

                                      13

Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed the independent registered public accounting firm's independence with such firm.

   The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent."

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal period.

                                      14

   Submitted by the Audit Committee of the Fund's Board of Directors:

              Francisco Gomez Roldan    Antonio Eraso
              Jose Ignacio Comenge      William H. Foulk, Jr.
              Inmaculada de
                Habsburgo-Lorena

Approval of Independent Registered Public Accounting Firms by the Board

   The Audit Committee of the Fund is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm. In addition, the Board of the Fund approved the independent registered public accounting firm of the Fund as required by the 1940 Act on the date specified below. The Board of Directors of the Fund at a meeting held on November 10, 2005 approved by the vote, cast in person, of a majority of the Directors who are not "interested persons" of the Fund, PricewaterhouseCoopers LLP, independent registered public accounting firm to audit the Fund's accounts for the fiscal year ending November 30, 2006.

   PricewaterhouseCoopers LLP has audited the Fund's accounts since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. Representatives of PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm's Fees

   The following table sets forth the aggregate fees billed by the independent registered public accounting firm for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual reports to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues and quarterly press release reviews; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided by the independent registered public accounting firm to the Fund during this period.

                                      15

                                                   All Fees for Non-Audit
                                                  Services Provided to the
                                                   Fund, the Adviser and
          Audit Fees Audit Related Fees* Tax Fees    Service Affiliates
          ---------- ------------------- -------- ------------------------
     2004  $60,000         $10,000       $24,700         $  769,802
     2005  $60,000         $10,000       $17,850         $1,144,239

--------
* Audit related fees include $10,000 per year for sub-custodial security counts, paid by the Adviser.

   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit Related Fees and Tax Fees for 2005 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Fund that were subject to pre-approval by the Audit Committee for 2005 were $27,850 (comprising $10,000 of audit related fees and $17,850 of tax fees). The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

       INFORMATION AS TO THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR

   The Fund's investment adviser and administrator is AllianceBernstein L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

                                 OTHER MATTERS

   Management of the Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

   As of May 12, 2006, Banco Bilbao-Vizcaya, S.A., with an address of Plaza de San Nicholas 4, 48005 Bilbao, Spain, was believed by management of the Fund to beneficially own an aggregate of 1,500,000 shares, or approximately 17.52%, of the outstanding common stock of the Fund.

                                      16

      SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

   Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund ("2007 Annual Meeting of Stockholders") must be received by the Fund by February 5, 2007 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Fund's Bylaws. To be presented at the 2007 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the proxy statement for the 2007 Annual Meeting of Stockholders must be delivered by a stockholder of record to the Fund no sooner than January 6, 2007 and not later than February 5, 2007.

   The persons named as proxies for the 2007 Annual Meeting of Stockholders will, with respect to the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter no sooner than January 6, 2007 and not later than February 5, 2007. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                            REPORTS TO STOCKHOLDERS

   The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or write to Dennis Bowden at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                By Order of the Board of Directors

                                Emilie D. Wrapp
                                Secretary

June 5, 2006
New York, New York

                                      17

                      TABLE OF CONTENTS               Page
                      ------------------------------- ----
                      Introduction...................   1
                      Proposal One Election of
                       Directors.....................   2
                      Information as to the Fund's
                       Investment Adviser and
                       Administrator.................  16
                      Other Matters..................  16
                      Submission of Proposals for the
                       Next Annual Meeting of
                       Stockholders..................  17
                      Reports to Stockholders........  17



                                                           The Spain Fund, Inc.

--------------------------------------------------------------------------------

                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments


--------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

June 5, 2006

                                                                    002CS-11560

PROXY - THE SPAIN FUND, INC.

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 28, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SPAIN FUND, INC.

The undersigned stockholder of The Spain Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints each of Carol H. Rappa and Christina A. Morse, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at 11:00 a.m., Eastern Time, on June 28, 2006 at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement, revokes any proxy previously given with respect to such Annual Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed on the reverse side hereof. If this Proxy is properly executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the election of each of the nominees referred to in Proposal One as directors and, in the discretion of the Proxy holder(s), on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF. PLEASE FOLD IN HALF AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

The Spain Fund, Inc.

/ / Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A  Class Two Directors (terms expire 2009)

Your Board of Directors recommends a vote "FOR" the election of all Nominees.

1. Nominees:
                                        For  Withhold
    01 - William H. Foulk, Jr.          /  /   /  /
    02 - Antonio Eraso                  /  /   /  /

B  Class Three Director (term expires 2007)

Your Board of Directors recommends a vote "FOR" the election of the Nominee.

2. Nominee:
                                        For  Withhold
    01 - Luis Abril Perez               /  /   /  /

C  Issues

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any postponement or adjournment thereof in the discretion of the Proxy holder(s).

D Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign your name(s) exactly as it appears on this Proxy.

Please sign this Proxy exactly as your name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the stockholder is a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

Signature 1 - Please keep signature within the box

/  /


Signature 2 - Please keep signature within the box

/  /


Date (mm/dd/yyy)

/  /



SK 00250 0031 675284